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                                                                   EXHIBIT 10.15

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is made and entered into as of March 6, 2001, by and between PRACTICEWORKS, INC., a Delaware corporation (the "COMPANY"), and CERAMCO INC., a Delaware corporation (the "SHAREHOLDER").

                                    RECITALS:

         A. Pursuant to that certain Contribution Agreement, dated of December 27, 2000 (the "CONTRIBUTION AGREEMENT"), as amended and restated March 6, 2001, by and among the Company, InfoCure Corporation, the Shareholder, Dentsply International Inc. and SoftDent LLC, as of the date hereof, the Shareholder is contributing to the Company all of the Shareholder's ownership interest in SoftDent LLC as a capital contribution to the Company, and in consideration therefor, the Shareholder is receiving a number of shares of the Company's Series A Convertible Preferred Stock, $.01 par value per share (the "SHARES").

         B. The Company has not filed a registration statement to register any of the underlying shares of common stock for which the Shares are convertible into and therefore the Company has no registered shares of common stock available for issuance to the Shareholder upon conversion of the Shares.

         C. The Company desires to provide certain registration rights with respect to the Shares for the benefit of the Shareholder and its respective successors and assigns (collectively, the "HOLDERS").

         NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

                                    SECTION 1
                               CERTAIN DEFINITIONS

         Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         1.1 "BUSINESS DAY" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

         1.2 "COMMON STOCK" shall mean shares of the Company's common stock, par value $.01 per share.

         1.3 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at that time.

         1.4 "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.


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         1.5      "OTHER STOCKHOLDERS" means persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

         1.6 "PERSON" shall mean any individual, partnership, corporation, trust or other entity.

         1.7 The terms "REGISTER", "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (as defined below), and the declaration or ordering of the effectiveness of such registration statement.

         1.8 "REGISTRABLE SECURITIES" means any shares of Common Stock issued by way of (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend, stock split, combination of shares, recapitalization, restructuring, merger, consolidation or other distribution with respect to or exchange for or replacement of the Shares, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which a Holder's rights under this Agreement are not assigned; provided, however, that Registrable Securities shall only be treated as Registrable Securities if and so long as, they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(1) thereof, so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

         1.9 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

         1.10 "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                                    SECTION 2
                               REGISTRATION RIGHTS

         2.1 Notice of Registration. Subject to Section 2.4, if the Company at any time proposes to register (including for this purpose a registration effected by the Company for Other Stockholders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within thirty (30) days after mailing of such notice by the Company in accordance with Section 12.5, the Company shall cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. The number of Registrable Securities and other securities proposed to be included in such offering shall be included in the following order:

                  (a) First, the securities proposed to be included by the Company;

                  (b) Second, the Registrable Securities held by the Holders of Registrable Securities, pro rata based upon the number of Registrable Securities owned by each Holder at the time of such registration; and

                  (c) Third, other securities not referred to in (a) or (b) above.


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         2.2      Priority in Piggyback Registrations. Subject to Section 2.1,
if in connection with a registration pursuant to Section 2.1, the managing underwriter of such offering shall inform the Company by letter of its belief that the distribution of all or a specified number of such Registrable Securities concurrently with the securities being distributed by such underwriters may adversely affect the offering and sale (including price) of all securities to be included in such registration (such writing to state the basis of such belief and the approximate number of such Registrable Securities which may be distributed without such effect), then the Company may, upon written notice to the Holders, reduce (the "UNDERWRITER'S CUT-BACK") pro rata among the Holders and the Other Stockholders whose shares are to be included in such registration statement so that the resultant aggregate number of such securities so included in such registration by the Holders and the Other Stockholders shall be equal to the number of shares stated in such managing underwriter's letter.

         2.3 Underwriting. The right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Shares in the underwriting to the extent provided herein. If any Holder proposes to distribute its Shares through such underwriting, such Holder shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company.

         2.4 Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

         2.5 S-3 Registration Right. At any time after the Company becomes eligible to file a Registration Statement on Form S-3, the Holders of at least twenty percent (20%) of the outstanding Registrable Securities will have the right to require the Company to effect up to three (3) Registration Statements on Form S-3 of Registrable Securities having an aggregate offering price in each registration on Form S-3 in excess of $2,500,000 (based on the current public market price). The Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 of all Registrable Securities that the Company has been requested to register.

                                    SECTION 3
                         LOCK-UP OF UNREGISTERED SHARES

         In the event that the Company registers any of its securities in an underwritten public offering and either (i) a Holder is not permitted to include all or a portion of his or her Registrable Securities in the registration or
(ii) a Holder elects not to include any of his or her Registrable Securities in such registration, each Holder agrees that such Holder will not (a) directly or indirectly, sell, make a short sale of, loan, grant an option for the purchase of, or otherwise dispose of such Holder's Registrable Securities not included in the registration without the prior written consent of the Company or the underwriter for ninety (90) days following the effective date of the registration statement or (b) make a demand on the Company to effect a Registration Statement on Form S-3 pursuant to Section 2.5 hereof for one hundred twenty (120) days following the effective date of the registration statement, provided that the Company shall not be entitled to exercise the limitation right described in Section 7(B) for twelve (12) months following the expiration of such one hundred twenty (120)-day period. The Holder agrees to promptly execute and deliver to the underwriter a lock-up agreement in a form satisfactory to the underwriter confirming the restrictions of this Section 3.


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                                    SECTION 4
                             OBLIGATIONS OF COMPANY

         Whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of the Registrable Securities, the Company shall:

         A. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective until the earlier of (i) the sale of the Registrable Securities so registered or (ii) (1) with respect to an underwritten offering, ninety (90) days subsequent to the effective date of such registration or (2) with respect to a registration on Form S-3, which is not an underwritten offering, for the earlier of (a) twelve (12) months subsequent to the effective date of such registration or (b) the date all Registrable Securities may be sold under Rule 144 without volume limitation, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (x) includes any prospectus required by Section 10(a)(3) of the Securities Act or (y) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (x) and (y) above to be contained in periodic reports filed pursuant to
Section 13 or 15(d) of the Exchange Act in the registration statement.

         B. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

         C. Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them and give such Holders reasonable time to review and comment on such documents.

         D. If necessary, use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

         E. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

         F.       (i)            Notify each Holder of Registrable Securities
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and


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                  (ii)     (1)      use its best efforts to prevent the issuance
of any stop order or obtain its withdrawal at the earliest possible moment; and

                           (2)      prepare and furnish to such Holder a
reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         G. Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

         H. Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder not later than the effective date of such registration.

         I. Use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters for delivery to the Holders.

         J. Use its best efforts to obtain from its counsel an opinion or opinions in customary form for delivery to the Holders.

         K. Take all such other actions either necessary or desirable to permit the Registrable Securities held by a Holder to be registered and disposed of in accordance with the method of disposition described herein.

         It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement with respect to the securities which are to be registered at the request of any Holder that such Holder shall furnish to the Company such information regarding itself, the securities held by such Holder, and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

                                    SECTION 5
                            EXPENSES OF REGISTRATION

         The Company shall pay all of the expenses incurred in connection with any registration, filing or qualification of Registrable Securities pursuant to this Agreement, including, without limitation, all SEC and blue sky registration and filing fees, printing expenses, transfer agent and registrar fees, stock exchange qualification fees, the fees and disbursements of the Company's outside counsel, fees of one (1) counsel for Holders in an amount not to exceed $20,000 and fees for Company's independent accountants including expenses incurred in connection with any special audits incidental to or required by such registration. Any underwriting discounts, fees and disbursements of counsel to the Holder beyond that set forth above, selling commissions and stock transfer taxes applicable to the Registrable Securities registered on behalf of a Holder shall be borne by the Holder of the Registrable Securities included in such registration.


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                                    SECTION 6
                        INDEMNIFICATION AND CONTRIBUTION

         6.1 The Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, such Holder's members, officers, directors, partners, shareholders and employees, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, or the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 6.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information relating to such Holder, underwriter or controlling person furnished expressly for use in connection with such registration by such Holder, underwriter or controlling person.

         6.2 Holders. To the extent permitted by law, each selling Holder will, severally, and not jointly and severally, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information relating to such Holder, underwriter or controlling person furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 6.2, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 6.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Section 6.2 exceed the lesser of such Holder's allocable share of such indemnity payment and the gross proceeds from the offering received by such Holder.

         6.3 Defense of Claims. Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6,


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deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to such indemnifying parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this
Section 6 to the extent, and only to the extent, prejudiced thereby, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.

         6.4      Contribution. If the indemnification provided for in this
Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         6.5 Survival. The obligations of the Company and Holders under this Section 6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

                                    SECTION 7
                   CERTAIN LIMITATIONS ON REGISTRATION RIGHTS

         The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Agreement:

                  A. In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or


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                  B.       If the Company shall furnish to the requesting
Holders a certificate signed by a duly authorized officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company for such registration statement to be filed on or before the date filing would be required or to update or correct the registration statement or prospectus pursuant to Section 4(F)(i) hereof, then the Company shall be entitled to postpone filing the registration statement or updating or correcting the registration statement or prospectus, as applicable, for up to ninety (90) days; provided, however, that the Company shall be entitled to issue such a certificate only one (1) time in any given twelve (12) month period; or

                  C. If, in connection with such registration, it would be necessary for the Company to conduct an audit (other than already required pursuant to the requirements of the Exchange Act).

                                    SECTION 8
                       SELECTION OF MANAGING UNDERWRITERS

         The managing underwriter or underwriters for any offering of Registrable Securities shall be selected by the Company. No person may participate in any underwritten offering hereunder unless such person: (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; (ii) completes and executes powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; (iii) as expeditiously as possible, notifies the Company, at any time when a prospectus relating to such Holder's Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and (iv) complies with all reasonable requests made by the Company or its counsel with respect to the registration of such Holder's Registrable Securities, including, without limitation, providing such information regarding such Holder and the distribution of such Holder's Registrable Securities.

                                    SECTION 9
                               RULE 144 REPORTING

         With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                  A. Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                  B. File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  C. So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration.


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                                   SECTION 10
                         ADDITIONAL REGISTRATION RIGHTS

         As of the date hereof, the Company has not granted registration rights to any person or entity other than the rights granted to the Holders hereby and the rights granted to the holders of the Series C Convertible Preferred Stock, par value $.01 per share, of the Company (such rights, the "SERIES C RIGHTS"). Nothing herein shall prevent or prohibit the Company from granting registration rights or amending the Series C Rights, provided that any such new or amended rights are not superior to the rights granted pursuant to this Agreement.

                                   SECTION 11
                              TERMINATION OF RIGHTS

         The rights of any Holder to receive notice and to participate in a registration pursuant to the terms of this Agreement shall terminate at the earliest to occur of (i) the sale by such Holder of all of the Shares held by such Holder pursuant to Section 2 above or (ii) the date upon which such Holder could sell all Registrable Securities then held by such Holder in any one (1) three (3) month period under the terms of Rule 144 or Rule 144(k) under the Securities Act.

                                   SECTION 12
                                  MISCELLANEOUS

         12.1     Assignment of Registration Rights.

                  A. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities if (x) such transfer involves all the Registrable Securities held by the Holder, or (y) a transfer by a Holder which is a corporation to any affiliate, officer, director, partner, member, or employee of such Holder and a transfer by a Holder which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, or a transfer by a Holder which is a limited liability company to a member of such limited liability company or a retired member who resigns after the date hereof or to the estate of any such member or retired member; or a transfer by a Holder which is an individual to a member of the immediate family of such individual or to a trust solely for the benefit of such individual or the members of the immediate family of such individual or to the estate of such individual; provided, that all such assignees who would not qualify individually for assignment of registration rights under Section 12.1.A shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this
Section 12.1 and shall provide a power of attorney to that effect if requested by the Company.

                  B.       No assignment or transfer pursuant to this Section
12.1 shall be effective unless (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (iii) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.


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                  12.2     Governing Law. This Agreement shall be governed by
and construed under the laws of the State of Delaware as applied to agreements entered into solely between residents of and to be performed entirely within, such state.

                  12.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  12.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  12.5     Notices.

                           A.       All notices, requests, demands and other
communications under this Agreement or in connection herewith shall be given to or made upon the Holder at the address set forth in the Company's records and, if to the Company, to PracticeWorks, Inc., 1765 The Exchange, Suite 450, Atlanta, Georgia 30339, attention: James K. Price, with a copy to Morris, Manning & Martin, L.L.P., 1600 Atlanta Financial Center, 3343 Peachtree Road, N.E., Atlanta, Georgia 30326, attention: Richard L. Haury, Jr., Esq.

                           B.       All notices, requests, demands and other
communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by airmail, return receipt requested, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

                           C.       Any party may, by written notice to the
other, alter its address or respondent, and such notice shall be considered to have been given three (3) days after the airmailing or faxing thereof.

                  12.6 Amendments and Waivers. Any term of this Agreement may be amended with the written consent of the Company, the Shareholder and the holders of at least fifty percent (50%) of the outstanding Registrable Securities. Any amendment or waiver effected in accordance with this Section
12.6 shall be binding upon the Holders and each transferee of the Registrable Securities, each future holder of all such Registrable Securities, and the Company.

                  12.7 Severability. If one (1) or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  12.8 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.


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

                  12.9 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and any other written or oral agreements between the parties hereto are expressly canceled.





                    [SIGNATURES BEGIN ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                    COMPANY:

                                    PracticeWorks, Inc.



                                    By:      /s/ Richard E. Perlman
                                       -----------------------------------------
                                       Name: Richard E. Perlman
                                             -----------------------------------
                                       Its: Chairman
                                            ------------------------------------

                                    SHAREHOLDER:

                                    Ceramco Inc.




                                    By:      /s/ J. Henrick Roos
                                       -----------------------------------------
                                       Name: J. Henrick Roos
                                       Its:  Senior Vice President



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